Exhibit 99.1


                  FORM OF LETTER OF TRANSMITTAL

                       DEL MONTE CORPORATION
                      DEL MONTE FOODS COMPANY

                         Offer to Exchange

         Series B 12 1/4% Senior Subordinated Notes due 2007,

which have been registered under the Securities Act of 1933, as amended,

                    for any and all Outstanding

              12 1/4% Senior Subordinated Notes due 2007

        Pursuant to the Prospectus, dated _______ __, 1997.

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
ON ___________ __, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").
TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
ON __________ __, 1997.


        DELIVERY TO: BANKERS TRUST COMPANY, EXCHANGE AGENT

                                                  By Overnight Mail
       By Mail:                By Hand:              or Courier:
---------------------   ---------------------   ---------------------------
BT Services Tennessee   Bankers Trust Company   BT Services Tennessee, Inc.
 Inc.                   Receipt & Delivery      Corporate Trust and
Reorganization Unit      Window                  Agency Group
P.O. Box 292737         123 Washington Street,  Reorganization Unit
Nashville, TN            1st Floor              648 Grassmere Park Road
 37229-2737             New York, NY  10006     Nashville, TN  37211

                          For information call:
                          ---------------------
                             (800) 735-7777

                          Confirm:  (615) 835-3572
                          Facsimile:  (615) 835-3701

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE
OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID
DELIVERY.

           The undersigned acknowledges receipt of the Prospectus, dated _______ __, 1997 (the "Prospectus"), of Del Monte Corporation, a New York corporation ("DMC"), and Del Monte Foods Company, a Maryland corporation ("DMFC") and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $150,000,000 of Series B 12 1/4% Senior Subordinated Notes due 2007 (the "New Notes") for an equal principal amount of the outstanding 12 1/4% Senior Subordinated Notes due 2007 (the "Old Notes"). Bankers Trust Company is the exchange agent for the Exchange Offer (the "Exchange Agent").

           For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The New Notes will accrue interest at the applicable per annum rate from _______ __, 199_. Interest on the New Notes is payable on April 15 and October 15 of each year commencing _______ 15, 199_.

           Notwithstanding the foregoing, additional interest
("Additional Interest") shall become payable in respect of the Old Notes as follows:

           (i) if (A) neither a registration statement with respect to the New Notes (the "Registration Statement") nor a shelf registration statement covering resales of the Old Notes (the "Shelf Registration Statement") is filed with the Securities and Exchange Commission (the "Commission") within 60 days following April 18, 1997 (the "Issue Date") or (B) notwithstanding that DMC and DMFC have consummated or will consummate the Exchange Offer, DMC and DMFC are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by the Registration Rights Agreement dated as of April 18, 1997, by and among DMC, DMFC and BT Securities Corporation, Bankers Trust International plc, BancAmerica Securities, Inc. and Bear, Stearns & Co. Inc., then commencing on the day after either such required filing date, Additional Interest shall accrue on the principal amount of the Old Notes at a rate of .50% per annum for the first 90 days immediately following each such filing date, such Additional Interest rate increasing by an additional .50% per annum at the beginning of each subsequent 90-day period; or

           (ii) if (A) neither the Registration Statement nor a Shelf Registration Statement is declared effective by the Commission within 135 days following the Issue Date or (B) notwithstanding that DMC and DMFC have consummated or will consummate an Exchange Offer, DMC and DFMC are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the Commission on or prior to the 60th day following the date such Shelf Registration Statement was filed, then, commencing on the day after either such required effective date, Additional Interest shall accrue on the principal amount of the Old Notes at a rate of .50% per annum for the first 90 days immediately following such date, such Additional Interest rate increasing by an additional .50% per annum at the beginning of each subsequent 90-day period; or

           (iii) if (A) DMC and DMFC have not exchanged New Notes for all Old Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 45th day after the date on which the Registration Statement was declared effective or (B) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the third anniversary of the Issue Date (other than after such time as all Old Notes have been disposed of thereunder), then Additional Interest shall accrue on the principal amount of the Old Notes at a rate of .50% per annum for the first 90 days commencing on (x) the 46th day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above, such Additional Interest rate increasing by an additional .50% per annum at the beginning of each subsequent 90-day period;

           provided, however, that the Additional Interest rate on the Old Notes may not exceed in the aggregate 1.0% per anum; provided, further, however, that (1) upon the filing of the Registration Statement or a Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Registration Statement or a Shelf Registration Statement (in the case of clause (ii) above), or (3) upon the exchange of New Notes for all Old Notes tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) above), Additional Interest on the Old Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

           Any amounts of Additional Interest due pursuant to clause (i), (ii) or (iii) above will be payable in cash on the original interest payment dates specified with respect to the Old
Notes.

           DMC and DMFC reserve the right (i) to delay acceptance of any Old Notes, to extend the Exchange Offer or to terminate the Exchange Offer and not permit acceptance of Old Notes not previously accepted if any of the conditions set forth in "The Exchange Offer-- Conditions" section of the Prospectus shall have occurred and shall not have been waived by DMC and DMFC, by giving oral or written notice of such delay, extension or termination to the Exchange Agent, or (ii) to amend the terms of the Exchange Offer in any manner deemed by it to be advantageous to the holders of the Old Notes. Any such delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by oral or written notice thereof to the Exchange Agent. If the Exchange Offer is amended in a manner determined by DMC to constitute a material change, DMC will promptly disclose such amendment in a manner reasonably calculated to inform the holders of the Old Notes of such amendment.

           Without limiting the manner in which DMC and DMFC may choose to make public announcement of any delay, extension, amendment or termination of the Exchange Offer, DMC and DMFC shall have no obligation to publish, advertise, or otherwise communicate any such public announcement.

           This Letter is to be completed by a holder of Old Notes either if Old Notes are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

           The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

           List below the Old Notes to which this Letter relates.
If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------
  DESCRIPTION OF OLD NOTES         1             2             3
-----------------------------------------------------------------------
                                             Aggregate
Name(s) and Address(es)                      Principal      Principal
of Registered Holder(s)       Certificate     Amount         Amount
(Please fill in, if blank)     Number(s)*   of Old Note(s)  Tendered**
--------------------------     ----------   --------------  ----------

                              ____________   ____________  ____________

                              ____________   ____________  ____________

                                 Total       ____________  ____________
-----------------------------------------------------------------------
*   Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
-----------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND
      COMPLETE THE FOLLOWING:

      Name of Tendering Institution____________________________________

      Account Number____________  Transaction Code Number______________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s)__________________________________

      Window Ticket Number (if any)____________________________________

      Date of Execution of Notice of Guaranteed Delivery_______________

      Name of Institution which guaranteed delivery____________________

      If Delivered by Book-Entry Transfer, Complete the Following:

      Account Number____________  Transaction Code Number______________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:____________________________________________________________

      Address:_________________________________________________________

      _________________________________________________________________

     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

           Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to DMC the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, DMC all right, title and interest in and to such Old Notes as are being tendered hereby.

           The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that DMC will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by DMC. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of DMC or DMFC.

           The undersigned also acknowledges that this Exchange Offer is being made based DMC's and DMFC's understanding of an interpretation by the staff of the Commission as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such New Notes directly from DMC or DMFC for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of DMC or DMFC within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such New Notes and has no arrangement with any person to participate in the distribution of such New Notes. If a holder of Old Notes is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

           The undersigned will, upon request, execute and deliver any additional documents deemed by DMC to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

           Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes".

           THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED
"DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE
DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

------------------------------------  -------------------------------------
   SPECIAL ISSUANCE INSTRUCTIONS          SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 3 and 4)             (See Instructions 3 and 4)

  To be completed ONLY if certi-          To be completed ONLY if certi-
ficates for Old Notes not ex-           ficates for Old Notes not ex-
changed and/or New Notes are to         changed and/or New Notes are to be
be issued in the name of and sent       sent to someone other than the
to someone other than the person(s)     person(s) whose signature(s)
whose signature(s) appear(s) on this    appear(s) on this Letter above or
Letter above, or if Old Notes de-       to such person(s) at an address
livered by book-entry transfer which    other than shown in the box
are not accepted for exchange are to    entitled "Description of Old Notes"
be returned by credit to an account     on this Letter above.
maintained at the Book-Entry Transfer
Facility other than the account
indicated above.

Issue New Notes and/or Old Notes        Mail New Notes and/or Old Notes
to:                                     to:

Name(s):___________________________    Name(s):___________________________
      (Please Type or Print)                 (Please Type or Print)
___________________________________    ___________________________________
      (Please Type or Print)                 (Please Type or Print)
Address:___________________________    Address:___________________________
___________________________________    ___________________________________
       (Including Zip Code)                   (Including Zip Code)
(Complete accompanying Substitute Form W-9)
_ Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

  ________________________________
   (Book-Entry Transfer Facility
  Account Number, if applicable)
------------------------------------  -------------------------------------
IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE
CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL
OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY)
MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW
YORK CITY TIME, ON THE EXPIRATION DATE.

              PLEASE READ THIS LETTER OF TRANSMITTAL
            CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

----------------------------------------------------------------------
                          PLEASE SIGN HERE
             (TO BE COMPLETED BY ALL TENDERING HOLDERS)
             (Complete accompanying Substitute Form W-9)
Dated:........................................................, 1997

______________________________________________________________x

______________________________________________________________x
                 (Signature(s) of Owner)              (Date)

    Area Code and Telephone Number:___________________________

      If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.
    Name(s):__________________________________________________
    __________________________________________________________
                       (Please Type or Print)

    Capacity:_________________________________________________

    Address:__________________________________________________
    __________________________________________________________
                        (Including Zip Code)

                         SIGNATURE GUARANTEE
                   (if required by Instruction 3)
    Signature(s) Guaranteed by
    an Eligible Institution:__________________________________
                               (Authorized Signature)

    __________________________________________________________
                               (Title)

    __________________________________________________________
                           (Name and Firm)

Dated:_________________________________________________________, 1997

----------------------------------------------------------------------

                           INSTRUCTIONS

                       Del Monte Corporation
                      Del Monte Foods Company

 Forming Part of the Terms and Conditions of the Offer to Exchange Series B 12 1/4% Senior Subordinated Notes due
         2007,
which have been registered under the Securities Act of 1933, as amended, for any and all Outstanding
             12 1/4% Senior Subordinated Notes due 2007.

1.    Delivery of this Letter and Old Notes; Guaranteed Delivery
      Procedures.

           This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

           Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by DMC (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

           The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

           See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to holders of Old Notes who tender by book-entry transfer).

           If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.    Signatures of this Letter; Bond Powers and Endorsements;
      Guarantee of Signatures.

           If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

           If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

           If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

           When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

           If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

           If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by DMC, proper evidence satisfactory to DMC of their authority to so act must be submitted.

           ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY AN "ELIGIBLE GUARANTOR" INSTITUTION WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934 (AN "ELIGIBLE INSTITUTION").

           SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.    Special Issuance and Delivery Instructions.

           Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.    Tax Identification Number.

           Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide DMC (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If DMC is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

           Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

           To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give DMC a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to DMC within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to DMC.

6.    Transfer Taxes.

           DMC will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to DMC or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed

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on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

           EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT
NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES
SPECIFIED IN THIS LETTER.

7.    Waiver of Conditions.

           DMC and DMFC reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.    No Conditional Tenders.

           No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

           Neither DMC, DMFC, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.    Mutilated, Lost, Stolen or Destroyed Old Notes.

           Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   Requests for Assistance or Additional Copies.

           Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

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             TO BE COMPLETED BY ALL TENDERING HOLDERS
                        (See Instruction 5)

                PAYOR'S NAME: DEL MONTE CORPORATION

----------------------------------------------------------------------------
SUBSTITUTE  Part 1 -- PLEASE PROVIDE YOUR
Form W-9    TIN IN THE BOX AT RIGHT AND      TIN:________________________
            CERTIFY BY SIGNING AND           (Social Security Number or
            DATING BELOW.                    Employer Identification Number)
            ----------------------------------------------------------------
Department  Part 2 -- TIN Applied For   [ ]
 of the
Treasury
            ----------------------------------------------------------------
Internal    CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Revenue
Service         (1) the number shown on this form is my correct
                    Taxpayer Identification Number (or I am
                    waiting for a number to be issued to me).

Payor's         (2) I am not subject to backup withholding
Request             either because: (a) I am exempt from Taxpayer
For                 backup withholding, or (b) I have not been
Taxpayer            notified by the Internal Revenue Service
Identification      (the "IRS") that I am subject to backup
Number              withholding as a result of a failure to report
("TIN") and         all interest or dividends, or (c) the IRS has
Certification       notified me that I am no longer subject to backup
                    witholding, and

                (3) any other information provided on this form is
                    true and correct.

             SIGNATURE___________________________   DATE________________
----------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to
backup withholding because of underreporting of interest or
dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
----------------------------------------------------------------------------

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
             THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

-----------------------------------------------------------------------
        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


  _______________________________________         ____________________
                Signature                                Date
-------------------------------------------------------------------------


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